UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On October 27, 2011, TNP Strategic Retail Trust, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of a multi-tenant necessity retail center located in Normal, Illinois commonly known as Constitution Trail (the “Constitution Trail Property”) pursuant to a consent foreclosure proceeding through TNP SRT Constitution Trail, LLC, a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership. The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed on October 27, 2011 to provide the required financial information related to the Company’s acquisition of its interest in the Constitution Trail Property.

(a) Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith.

Page

Constitution Trail

I. Independent Auditors’ Report	3

II. Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2011 (unaudited) and for the Year Ended December 31, 2010	4

III. Notes to Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2011 (unaudited) and for the Year Ended December 31, 2010	5

(b) Unaudited Pro Forma Financial Information.

The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith.

TNP Strategic Retail Trust, Inc. and Subsidiaries

I. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011	10

II. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010	11

III. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2011	12

IV. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011, and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011	13

(c) Shell Company Transactions.

Not applicable

(d) Exhibits.

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

TNP Strategic Retail Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses of Constitution Trail, or the Property, for the year ended December 31, 2010. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of the Property for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ Corbin & Company LLP

Costa Mesa, California

January 6, 2012

CONSTITUTION TRAIL

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Nine Months Ended September 30, 2011 (unaudited) and

For The Year Ended December 31, 2010

	For the Nine Months Ended September 30, 2011 (unaudited)	For the Year Ended December 31, 2010
Revenue:
Rental income	$1,875,000	$2,292,000

Certain expenses:
Building and ground maintenance	191,000	153,000
Real estate taxes	312,000	416,000
Electricity, water and gas utilities	72,000	104,000
Property management fees	72,000	63,000
Insurance	21,000	28,000
General and administrative	19,000	23,000

Total certain expenses	687,000	787,000

Revenues in excess of certain expenses	$1,188,000	$1,505,000

The accompanying notes are an integral part of the statements of revenues and certain expenses.

CONSTITUTION TRAIL

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Nine Months Ended September 30, 2011 (unaudited) and

For The Year Ended December 31, 2010

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Organization

The accompanying statements of revenues and certain expenses include the operations of Constitution Trail Centre, or the Property, a multi-tenant retail center located in McLean County, Illinois. The Property has approximately 198,000 gross leaseable square feet and was approximately 73% occupied as of September 30, 2011 (unaudited) and December 31, 2010.

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by TNP Strategic Retail Trust, Inc., or the Company, in the future operations of the Property have been excluded.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The leases at the Property are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Property Management Fees

Prior to September 1, 2010, the owners of the Property contracted with a related entity to manage the Property for a fee equal to a percentage of gross receipts. This related entity property manager was compensated $43,000 during 2010. Effective September 1, 2010, the owners of the Property contracted with an unrelated third party to manage the Property for a monthly fee equal to the greater of $5,500 or 3% of the Gross Monthly Receipts (as defined). For the nine months ended September 30, 2011 (unaudited) and for the year ended December 31, 2010, the Property incurred total property management fees of $72,000 and $63,000, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.

Unaudited Interim Information

The statement of revenues and certain expenses for the nine months ended September 30, 2011 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 3 – LEASES

The Property has entered into operating lease agreements with tenants that have terms that expire through 2029. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of September 30, 2011 are as follows:

Years Ending December 31,	Minimum Lease Payments
2011(1)	$477,000
2012	1,892,000
2013	1,741,000
2014	1,667,000
2015	1,595,000
Thereafter	18,676,000

$26,048,000

(1)	For the period from October 1, 2011 to December 31, 2011

The leases at the Property also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above. The tenant leases generally include tenant renewal options that can extend the lease terms.

NOTE 4 – TENANT CONCENTRATIONS

For the nine months ended September 30, 2011, the Property had two tenants collectively occupying 51% (unaudited) of the total gross leasable area, which accounted for 74% (unaudited) of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Nine Months Ended September 30, 2011 (unaudited)	% Aggregate Base Rent For The Nine Months Ended September 30, 2011 (unaudited)
Schnuck Markets, Inc	3/4/2026	$492,000	35%
Starplex Operating, L.P.	2/28/2029	$562,000	39%

Aggregate base rent is based on contractual base rent from leases in effect as of September 30, 2011. If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

For the year ended December 31, 2010, the Property had two tenants collectively occupying 51% of the Property’s total gross leaseable area, which accounted for 72% of the total base rent.

Tenant Name	Date of Lease Expiration	Aggregate Base Rent For The Year Ended December 31, 2010	% Aggregate Base Rent For The Year Ended December 31, 2010
Schnuck Markets, Inc	3/4/2026	$657,000	34%
Starplex Operating, L.P.	2/28/2029	$749,000	38%

Aggregate base rent is based on contractual base rent from leases in effect as of December 31, 2010. If these tenants were to default on their leases and substitute tenants were not found, future revenue of the Property would be materially and adversely impacted.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business. Management is not aware of potential claims of which the outcome is likely to have a material adverse effect on the Property’s results of operations or financial condition.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

Other Matters

Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NOTE 6 – SUBSEQUENT EVENT

On October 21, 2011, the Company, through TNP SRT Constitution Trail, LLC, or SRT Constitution Trail, a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership, acquired fee title to the Property pursuant to a consent foreclosure with respect to mortgage notes in an aggregate principal amount of $42,467,593, secured by the Property, which had been acquired by SRT Constitution Trail from the lender of such notes for an aggregate purchase price of $18,000,000, plus closing costs.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro forma Condensed Consolidated Financial Statements

For the Nine Months Ended September 30, 2011 and

For The Year Ended December 31, 2010

As used herein, “we,” “us,” and “Company” refers to TNP Strategic Retail Trust, Inc. On June 29, 2011, TNP Strategic Retail Trust, Inc., through TNP SRT Constitution Trail, LLC (“TNP SRT Constitution”), a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the “Operating Partnership,” acquired an indirect interest in three distressed mortgage loans from M&I Marshall & Ilsley Bank, a Wisconsin state-chartered bank (the “Mortgage Lender”), in the original aggregate principal amount of $42,467,593 (collectively, the “Mortgage Loans”). The Mortgage Loans were made in favor of Constitution Trail, LLC, an unaffiliated third party borrower (the “Borrower”), and were secured by a multi-tenant retail center located in McLean County, Illinois, a suburb of Bloomington, Illinois, commonly known as Constitution Trail Centre (the “Constitution Trail Property”). The Borrower was in default under the Mortgage Loans as of the acquisition date of the Mortgage Loans. On June 29, 2011, TNP SRT Constitution took over the foreclosure proceedings against the Borrower which were previously begun by the Mortgage Lender.

On October 21, 2011, TNP SRT Constitution acquired fee title to the Constitution Trail Property pursuant to a consent foreclosure proceeding. In connection with TNP SRT Constitution’s acquisition of the Constitution Trail Property, TNP SRT Constitution acquired a mortgage loan (the “Torchlight Loan”) from TL DOF III Holding Corporation, an unaffiliated third party lender (the “Constitution Trail Lender”), evidenced by a promissory note in the aggregate principal amount of $15,543,696 (the “Constitution Trail Note”). The Torchlight Loan is secured by Constitution Trail.

On December 16, 2011, TNP SRT Constitution refinanced a portion of the Torchlight Loan, with the proceeds of a loan in the aggregate principal amount of $10,000,000 (the “Constitution Trail Loan”) from American National Insurance Company, a Texas insurance company (“American National”). The Constitution Trail Loan is evidenced by a promissory note issued by TNP SRT Constitution Trail in favor of American National in the aggregate principal amount of $10,000,000 (the “Constitution Trail Note”).

The proceeds of the Constitution Trail Loan were used by TNP SRT Constitution to retire approximately $10,000,000 of principal outstanding on the Torchlight Loan. A principal amount of approximately $5,587,000 remains outstanding on the Torchlight Loan.

On October 11, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located in Kissimmee, Florida, commonly known as Osceola Village, through TNP SRT Osceola Village, LLC, or TNP SRT Osceola Village, a wholly owned subsidiary of the Operating Partnership, pursuant to a Purchase and Sale Agreement and Joint Escrow Instructions, by and between TNP SRT Osceola Village and So Wehren Holding Corp., a third party seller. TNP SRT Osceola Village acquired the Osceola Village for an aggregate purchase price of $21,800,000, exclusive of closing costs, or approximately $187 per square foot. TNP SRT Osceola Village financed the payment of the purchase price for the Osceola Property with (1) proceeds from our initial public offering and (2) the proceeds of a loan in the aggregate principal amount of $19,000,000 (the “Osceola Loan”) from American National Insurance Company, a Texas insurance company.

On September 23, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located in Hesperia, California, commonly known as Topaz Marketplace through TNP SRT Topaz Marketplace, LLC, or TNP SRT Topaz, a wholly owned indirect subsidiary of the Operating Partnership from an unaffiliated third party seller. TNP SRT Topaz acquired the Topaz Marketplace for an aggregate purchase price of approximately $13,500,000, exclusive of closing costs and certain fees payable to the seller, or approximately $268 per square foot. TNP SRT Topaz financed the payment of the purchase price for Topaz Marketplace with (1) proceeds from our initial public offering and (2) approximately $8,000,000 in funds borrowed under our existing revolving credit agreement (as amended from time to time, the “Credit Agreement”) with KeyBank National Association.

On July 19, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located at 40 J.A. Cochran Bypass in Chester, South Carolina, commonly known as Cochran Bypass, through TNP SRT Cochran Bypass, LLC, or TNP SRT Cochran Bypass, a wholly owned subsidiary of the Operating Partnership, from an affiliated third party seller. TNP SRT Cochran Bypass acquired Cochran Bypass for aggregate consideration of $2,585,000, comprised of (1) an assumption of all outstanding obligations on and after the closing date of the senior loan from First South Bank (the “Senior Loan”) secured by Cochran Bypass in the aggregate principal amount of $1,220,000, (2) an assumption of all outstanding obligations on and after the closing date of a junior loan from TNP 2008 Participating Notes Program, LLC, a fund affiliated with our sponsor, secured by Cochran Bypass in the current principal amount of $775,000, (the “Junior Loan”), and (3) a carryback promissory note from the affiliated seller of Cochran Bypass in an amount of $579,000, (the “Carryback Promissory Note”).

On May 26, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located at 901 West Interstate Avenue, Bismark, North Dakota, commonly known as Pinehurst Square East through TNP SRT Pinehurst East, LLC, or TNP SRT Pinehurst East, a wholly owned subsidiary of the Operating Partnership, from an unaffiliated third party seller. TNP SRT Pinehurst East acquired Pinehurst Square East for an aggregate purchase price of $15,000,000, exclusive of closing costs. TNP SRT Pinehurst East financed the payment of the purchase price for Pinehurst Square East with (1) proceeds from our initial public offering, (2) approximately $9,750,000 in funds borrowed under the Credit Agreement, and (3) issuance of approximately 287,472 units of the Operating Partnership’s common limited partnership interests (the “Units”) to certain of the sellers who elected to receive Units for an aggregate value of approximately $2,587,000.

On March 30, 2011, we acquired a fee simple interest in a multi-tenant necessity retail center located at 655 W. Craig Road, in North Las Vegas, Nevada, commonly known as Craig Promenade, through TNP SRT Craig Promenade, LLC, or TNP SRT Craig Promenade, a wholly owned indirect subsidiary of the Operating Partnership, from an unaffiliated third party seller. TNP SRT Craig Promenade acquired Craig Promenade for an aggregate purchase price of $12,800,000, exclusive of closing costs. TNP SRT Craig Promenade financed the payment of the purchase price for Craig Promenade with (1) proceeds from our initial public offering and (2) approximately $8,750,000 in funds borrowed under the Credit Agreement.

The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011. In management’s opinion, all adjustments necessary to reflect the transactions have been made. The accompanying unaudited pro forma condensed consolidated balance sheet is presented as if we acquired Constitution Trail and Osceola Village as of September 30, 2011. The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 are presented as if we acquired Constitution Trail, Osceola Village, Topaz Marketplace, Cochran Bypass, Pinehurst Square East, and Craig Promenade on January 1, 2010. The accompanying pro forma adjustments assume that we raised sufficient net offering proceeds in our initial public offering at a price of $10.00 per share to fund the purchase of the these properties as of January 1, 2010.

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the date specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of Constitution Trail, Osceola Village, Topaz Marketplace, Cochran Bypass, Pinehurst Square East, and Craig Promenade based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011

	As of September 30, 2011 as Reported (A)	Total Prior Acquisitions Pro Forma Adjustments (B)		Pro Forma As of September 30, 2011
ASSETS
Investment in Real Estate
Land	$28,671,000	$15,798,000		$44,469,000
Building and Building Improvements	53,340,000	25,283,000		78,623,000
Tenant Improvements	2,705,000	1,923,000		4,628,000

	84,716,000	43,004,000		127,720,000
Accumulated Depreciation	(2,546,000)	—		(2,546,0000)

Investments in real estate, net	82,170,000	43,004,000		125,174,000
Investments in mortgage notes receivable, net	18,000,000	—		18,000,000

Investments in real estate and mortgage assets, net	100,170,000	43,004,000		143,174,000
Cash and Cash Equivalents	1,387,000	1,000		1,388,000
Restricted Cash	1,346,000	—		1,346,000
Prepaid Expenses and Other Assets	578,000	190,000		768,000
Accounts Receivable	904,000	10,000		914,000
Acquired Lease intangibles, net	10,314,000	6,058,000		16,372,000
Deferred Costs
Organization and Offering	1,477,000	—		1,477,000
Financing Fees, net	1,272,000	1,161,000		2,433,000

Total deferred costs, net	2,749,000	1,161,000		3,910,000

Assets held for sale	3,194,000	—		3,194,000

Total assets	$120,642,000	$50,424,000		$171,066,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$2,310,000	283,000		2,593,000
Amounts due to affiliates	1,537,000	39,000		1,576,000
Other liabilities	482,000	28,000		510,000
Notes payable	82,917,000	34,588,000		117,505,000
Acquired below market lease intangibles, net	3,375,000	429,000		3,804,000

Total liabilities	90,621,000	35,367,000		125,988,000

Commitments and contingencies
Equity:
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized; none issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	—	—		—
Common stock, $0.01 par value per share; 400,000,000 shares authorized, 4,591,090 and 2,382,317 shares issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	46,000	8,000		54,000
Additional paid-in capital	40,858,000	8,195,000		49,053,000
Accumulated deficit	(12,589,000)	6,854,000	(C)	(5,735,000)

Total stockholders’ equity	28,315,000	15,057,000		43,372,000
Non-controlling interests	1,706,000	—		1,706,000

Total equity	30,021,000	15,057,000		45,078,000

Total liabilities and equity	$120,642,000	$50,424,000		$171,066,000

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Year Ended December 31, 2010

	For the Year Ended December 31, 2010 (D)	Constitution Trail Pro Forma Adjustments (E)		Osceola Village Pro Forma Adjustments (E)		Topaz Marketplace Pro Forma Adjustments (E)		Cochran Bypass Pro Forma Adjustments (E)		Pinehurst Square East Pro Forma Adjustments (E)		Craig Promenade Pro Forma Adjustments (E)		Pro forma for the Year Ended December 31, 2010
Revenue:
Rental income	$4,633,000	$2,292,000	(F)	$1,892,000	(F)	$1,350,000	(F)	$297,000	(F)	$1,712,000	(F)	$1,432,000	(F)	$13,608,000
Other property income	—	—		—		—		—		—		—		—

Total Revenue	4,633,000	2,292,000		1,892,000		1,350,000		297,000		1,712,000		1,432,000		13,608,000
Expenses:
Operating and maintenance	2,014,000	764,000	(G)(H)	708,000	(G)(H)	297,000	(G)(H)	69,000	(G)(H)	503,000	(G)(H)	359,000	(G)(H)	4,714,000
General and administrative	1,730,000	23,000		38,000		55,000		41,000		95,000		14,000		1,996,000
Depreciation and amortization	2,024,000	763,000	(I)	569,000	(I)	652,000	(I)	126,000	(I)	877,000	(I)	612,000	(I)	5,623,000
Acquisition Expenses	1,353,000	647,000		822,000		648,000		38,000		440,000		410,000		4,358,000
Interest Expense	2,009,000	958,000	(J)	1,572,000	(J)	506,000	(J)	216,000	(J)	558,000	(J)	985,000	(J)	6,804,000

Total Expenses	9,130,000	3,155,000		3,709,000		2,158,000		490,000		2,473,000		2,380,000		23,495,000

Loss before other income (expense)	(4,497,000)	(863,000)		(1,817,000)		(808,000)		(193,000)		(761,000)		(948,000)		(9,887,000)
Other income and expense	—	—		—		—		—		—		—		—
Interest income	4,000	—		—		—		—		—		—		4,000

Loss before discontinued operations	(4,493,000)	(863,000)		(1,817,000)		(808,000)		(193,000)		(761,000)		(948,000)		(9,883,000)
Income (loss) from discontinued operations	101,000	—		—		—		—		—		—		101,000

Net loss	(4,392,000)	(863,000)		(1,817,000)		(808,000)		(193,000)		(761,000)		(948,000)		(9,782,000)
Net loss attributable to non-controlling interest	5,000	—		—		—		—		—		—		5,000

Net loss attributable to stockholders	$(4,387,000)	$(863,000)		$(1,817,000)		$(808,000)		$(193,000)		$(761,000)		$(948,000)		$(9,777,000)

Net earnings (loss) per share — basic and diluted
Continuing operations	$(3.03)													$(1.00)
Discontinued operations	$0.07													$0.01
Weighted-average number of common shares outstanding — basic and diluted	1,483,179													9,851,679	(K)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Nine Months Ended September 30, 2011

	For the Nine Months Ended September 30, 2011 (D)	Constitution Trail Pro Forma Adjustments (E)		Osceola Village Pro Forma Adjustments (E)		Topaz Marketplace Pro Forma Adjustments (E)		Cochran Bypass Pro Forma Adjustments (E)		Pinehurst Square East Pro Forma Adjustments (E)		Craig Promenade Pro Forma Adjustments (E)		Pro forma for the Nine Months Ended September 30, 2011
Revenue:
Rental income	$6,869,000	$1,875,000	(F)	$1,371,000	(F)	$1,083,000	(F)	$222,000	(F)	$681,000	(F)	$358,000	(F)	$12,459,000
Other property income	—	—		—		—		—		—		—		—

Total Revenue	6,869,000	1,875,000		1,371,000		1,083,000		222,000		681,000		358,000		12,459000
Expenses:
Operating and maintenance	2,274,000	668,000	(G)(H)	497,000	(G)(H)	219,000	(G)(H)	48,000	(G)(H)	209,000	(G)(H)	90,000	(G)(H)	4,005,000
General and administrative	1,781,000	19,000		30,000		42,000		29,000		16,000		4,000		1,921,000
Depreciation and amortization	2,835,000	572,000	(I)	427,000	(I)	483,000	(I)	93,000	(I)	340,000	(I)	107,000	(I)	4,857,000
Acquisition Expenses	2,260,000	—		—		—		—		—		—		2,260,000
Interest Expense	3,180,000	718,000	(J)	1,176,000	(J)	375,000	(J)	160,000	(J)	218,000	(J)	113,000	(J)	5,940,000

Total Expenses	12,330,000	1,977,000		2,130,000		1,119,000		330,000		783,000		314,000		18,983,000

Loss before other income (expense)	(5,461,000)	(102,000)		(759,000)		(36,000)		(108,000)		(102,000)		44,000		(6,524,000)
Other income and expense	—	—		—		—		—		—		—		—
Interest income	541,000	—		—		—		—		—		—		541,000

Loss before discontinued operations	(4,920,000)	(102,000)		(759,000)		(36,000)		(108,000)		(102,000)		44,000		(5,983,000)
Income (loss) from discontinued operations	521,000	—		—		—		—		—		—		521,000

Net loss	$(4,399,000)	$(102,000)		$(759,000)		$(36,000)		$(108,000)		$(102,000)		$44,000		$(5,462,000)
Net loss attributable to non-controlling interest	160,000	—		—		—		—		—		—		160,000

Net loss attributable to common stockholders	$(4,239,000)	$(102,000)		$(759,000)		$(36,000)		$(108,000)		$(102,000)		$44,000		$(5,302,000)

Net earnings (loss) per share — basic and diluted
Continuing operations	$(1.49)													$(0.52)
Discontinued operations	$0.16													$0.05
Weighted-average number of common shares outstanding — basic and diluted	3,190,502													11,559,002	(K)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

1. Notes to Unaudited Pro forma Condensed Consolidated Balance Sheet as of September 30, 2011, and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011

(A)	As reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

(B)	Reflects the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the Constitution Trail and Osceola Village acquisitions completed subsequent to September 30, 2011. The purchase price allocation is preliminary and is subject to change.

(C)	Amount represents the acquisition related income and expenses incurred at the time of acquisition, not included in the historical results. We recognized a gain of approximately $8.8 million on the acquisition of Constitution Trail.

(D)	Reflects our historical consolidated operations as reported in our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2011, as applicable.

(E)	Amounts represent pro forma adjustments, based on historical operations of Constitution Trail, Osceola Village, Topaz Marketplace, Cochran Bypass, Pinehurst Square East, and Craig Promenade which were acquired during the first ten months of 2011. The pro forma adjustment for Osceola Village was determined by doubling the audited amounts included in the statements of revenues and certain expenses for the six months ended December 31, 2010.

(F)	Reflects rental revenues based on the historical and pro forma operations for the year ended December 31, 2010 and the nine months ended September 30, 2011, as applicable.

(G)	Reflects property operating expenses (not reflected in our historical statement of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011, as applicable) based on the historical operations of the previous owner.

(H)	Included in such amount are property management fees that would be due to our property manager, TNP Property Manager, LLC (“Property Manager”), had Constitution Trail, Osceola Village, Topaz Marketplace, Cochran Bypass, Pinehurst Square East, and Craig Promenade been acquired on January 1, 2010. Each property management agreement requires us to pay Property Manager a monthly property management fee of 5% of each of Constitution Trail’s, Osceola Village’s, Topaz Marketplace’s, Cochran Bypass’s, Pinehurst Square East’s, and Craig Promenade’s gross revenue.

(I)	Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 44 to 51 years for buildings and 3 to 211 months for improvements, in place leases and lease commissions.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases, which range from 3 to 211 months and from 69-208 months, respectively.

The purchase price allocations, and therefore, depreciation and amortization expense, are preliminary and subject to change.

(J)	Amount represents interest expense and the amortization of the corresponding deferred financing costs on the Credit Agreement, the Senior Loan, the Junior Loan, the Carryback Promissory Note, the Osceola Loan, the Torchlight Loan, and the Constitution Trail Loan. The Credit Agreement bears interest at a variable rate.

(K)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of Constitution Trail, Osceola Village, Topaz Marketplace, Cochran Bypass, Pinehurst Square East, and Craig Promenade. The calculation assumes these proceeds were raised as of January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: January 6, 2012

	By:	/s/ JAMES R. WOLFORD
James R. Wolford
Chief Financial Officer, Treasurer & Secretary